SECOND TERM NOTE

$6,000,000.00	June 2, 2015
New York, New York
FOR VALUE RECEIVED, the undersigned, THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, CA ALDWYCH LIMITED, a private limited company organized under the laws of the United Kingdom, HIP HOSPITALITY LIMITED, a private limited company organized under the laws of the United Kingdom, STK CHICAGO LLC, an Illinois limited liability company, STK-LA, LLC, a New York limited liability company, STK MIAMI, LLC, a Florida limited liability company, STK MIAMI SERVICE, LLC, a Florida limited liability company, STK MIDTOWN HOLDINGS, LLC, a New York limited liability company, STK MIDTOWN, LLC, a New York limited liability company, STK ORLANDO LLC, a Florida limited liability company, T.O.G. (ALDWYCH) LIMITED, a private limited company organized under the laws of the United Kingdom, T.O.G. (UK) LIMITED, a private limited company organized under the laws of the United Kingdom, TOG BISCAYNE, LLC, a Florida limited liability company, WSATOG (MIAMI) LLC, a Delaware limited liability company, STK WESTWOOD, LLC, a Florida limited liability company and STK DENVER, LLC, a Colorado limited liability company (each hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), hereby jointly and severally promise to pay to the order of BANKUNITED, N.A. (the "Bank") SIX MILLION AND 00/100 DOLLARS ($6,000,000.00) or if less, the unpaid principal amount of the Loan made by the Bank to the Borrowers, in the amounts and at the times set forth in the Second Term Loan Agreement, dated as of June 2, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Second Term Loan Agreement"), among the Borrowers and the Bank, and to pay interest from the date of the making of the Loan on the principal balance of the Loan from time to time outstanding at the rate or rates and at the times set forth in the Second Term Loan Agreement, in each case to the Bank at PO Box 026030, Miami, Florida 33102, or at such other place or other manner as the Bank may designate in writing from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Second Term Loan Agreement are used herein with the same meanings.
The Loan evidenced by this Second Term Note is prepayable in the amounts, and under the circumstances, and the maturity of this Second Term Note is subject to acceleration upon the terms, set forth in the Second Term Loan Agreement. This Second Term Note is subject to, and should be construed in accordance with, the provisions of the Second Term Loan Agreement and is entitled to the benefits and security set forth in the Loan Documents.
The Bank is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Bank may attach hereto, (a) the date of the Loan, (b) the amount thereof, and (c) each payment or prepayment of the principal of the Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrowers to repay the Loan, together with interest thereon, as provided in the Second Term Loan Agreement, and the outstanding principal balance of the Loan as set forth in such schedule shall be presumed to be correct absent manifest error.
Except as specifically otherwise provided in the Second Term Loan Agreement, each Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Second Term Note.
This Second Term Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.2 of the Second Term Loan Agreement.
[Signature Pages to Follow]

THIS SECOND TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
THE ONE GROUP, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By: /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
CA ALDWYCH LIMITED
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
HIP HOSPITALITY LIMITED
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to Second Term Note

STK CHICAGO LLC
By: /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK DENVER, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to Second Term Note

Signatures Continued on Following Page
STK ORLANDO LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (ALDWYCH) LIMITED
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (UK) LIMITED
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
TOG BISCAYNE, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:    /s/Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to Second Term Note

SCHEDULE TO SECOND TERM NOTE

Date	Amount of Loan	Amount of principal, paid or prepaid	Notation made by